                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL


                                MANOR CARE, INC.

                             OFFER TO EXCHANGE ITS
            $200,000,000 6.25% SENIOR NOTES DUE 2013 FOR ANY AND ALL
                    UNREGISTERED 6.25% SENIOR NOTES DUE 2013

             Pursuant to the Prospectus dated               , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2003, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             THE EXCHANGE AGENT IS:

                               NATIONAL CITY BANK

                                  DELIVER TO:

           BY MAIL:             BY HAND OR OVERNIGHT DELIVERY:          NEW YORK DROP:
      National City Bank              National City Bank         The Depository Trust Company
        P.O. Box 92301            Corporate Trust Operations      Transfer Agent Drop Service
  Cleveland, Ohio 44193-0900       3rd Floor -- North Annex             55 Water Street
                                    4100 West 150th Street          Jeanette Park Entrance
                                  Cleveland, Ohio 44135-1385          New York, NY 10041



                                         BY FACSIMILE:
                                        (216) 222-9326



                                     CONFIRM BY TELEPHONE:
                                        (216) 222-9352
                                      Attn: James Schultz

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus (the
"Prospectus") dated           , 2003, of Manor Care, Inc., a Delaware
corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $200,000,000 principal amount of its 6.25% Senior Notes due 2013 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for $200,000,000 principal amount of its outstanding 6.25% Senior Notes due 2013 (the "Private Notes"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used by a holder of Private Notes (i) if certificates representing tendered Private Notes are to be forwarded herewith, (ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange
Offer -- Procedures for Tendering."

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     In order to properly complete this Letter of Transmittal, a holder of Private Notes must (i) complete the box entitled, "Description of Private Notes Tendered," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each holder of Private Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Private Notes who desire to tender their Private Notes for exchange and whose Private Notes are not immediately available or who cannot deliver their Private Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of Prospectus entitled "The Exchange Offer -- Procedures for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Private Notes must be properly tendered prior to the Expiration Date.

     Holders of Private Notes who wish to tender their Private Notes for exchange must complete columns (1) through (3) in box below entitled "Description of Private Notes Tendered," and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Private Notes will have tendered for exchange all Private Notes listed in column (3) below. If the holder of Private Notes wishes to tender for exchange less than all of such Private Notes, column (4) must be completed in full. In such case, such holder of Private Notes should refer to Instruction 5.

     The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Private Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is scheduled to expire
at 5:00 p.m., New York City time, on           , 2003, unless extended by the
Company.

     The undersigned hereby tenders for exchange the Private Notes described in the box entitled "Description of Private Notes Tendered" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

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                                   DESCRIPTION OF PRIVATE NOTES TENDERED
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                      (1)                                (2)                 (3)                 (4)
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                                                                          AGGREGATE
           NAME(S) AND ADDRESS(ES) OF                                  PRINCIPAL AMOUNT    PRINCIPAL AMOUNT
              REGISTERED HOLDER(S)                   CERTIFICATE        REPRESENTED BY       TENDERED FOR
           (PLEASE FILL IN, IF BLANK)                 NUMBER(S)       CERTIFICATE(S)(A)      EXCHANGE(B)
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                                                  ----------------------------------------------------------

                                                  ----------------------------------------------------------

                                                  ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Total Principal
Amount Tendered
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(A) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Private Notes indicated in the column labeled "Aggregate
    Principal Amount Represented by Certificate(s)." See Instruction 5.
(B) The minimum permitted tender is $1,000 in principal amount of Private Notes. All other tenders must be integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) ------------------------------------------------

Window Ticket Number (if any) --------------------------------------------------

Date of Execution of Notice of Guaranteed
Delivery ------------------------------------------------

Name of Institution which guaranteed
delivery ------------------------------------------------------

     Only registered holders are entitled to tender their Private Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Private Notes and who wishes to make book-entry delivery of Private Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Private Notes for exchange. Persons who are beneficial owners of Private Notes but are not registered holders and who seek to tender Private Notes should (i) contact the registered holder of such Private Notes and instruct such registered holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Private Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"), or (iii) effect a record transfer of such Private Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Private Notes prior to the Expiration Date. See "The Exchange Offer -- Procedures for Tendering."

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Private Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Private Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to the Company all right, title and interest in and to all such Private Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Private Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company, (b) present and deliver such Private Notes for transfer on the books of the Company, and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Private Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Private Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Private Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Private Notes or transfer ownership of such Private Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Private Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

     By tendering, each holder of Private Notes represents that the Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. Any holder of Private Notes who is an affiliate of the Company or who tenders Private Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its series of interpretive "no-action" letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer holding Private Notes that were acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Private Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus in connection with the exchange of Private Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Private Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

     The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Private Notes properly tendered hereby. In such event, the tendered Private Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Private Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Private Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Private Notes not tendered or not accepted for exchange (and accompanying document, as appropriate) to the address(es) of the holder(s) appearing under "Description of Private Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Private Notes, please credit the account maintained at DTC with any Private Notes not tendered or not accepted for exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Private Notes from the name of the holder thereof if the Company does not accept for exchange any of the Private Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Notes.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY if (i) Exchange Notes issued for Private Notes, certificates for Private Notes in a principal amount not exchanged for Exchange Notes, or Private Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Private Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue to:

Name: ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address: -----------------------------------------------------------------------

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        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

[ ] Credit Private Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

--------------------------------------------------------------------------------
                                 (ACCOUNT NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 1, 6, 7 AND 8)

  To be completed ONLY if the Exchange Notes issued for Private Notes, certificates for Private Notes in a principal amount not exchanged for Exchange Notes, or Private Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail to:

Name: ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address: -----------------------------------------------------------------------

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                               (INCLUDE ZIP CODE)

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              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

          SIGN HERE TO TENDER YOUR PRIVATE NOTES IN THE EXCHANGE OFFER
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                   Signature(s) of holder(s) of Private Notes

Dated:
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     (Must be signed by the registered holder(s) of Private Notes exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title)
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

                    (Please type or Print)



Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      (Include Zip Code)



Area Code and Telephone Number
---------------------------------------------------------------------------

Tax Identification or Social Security No.
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                           GUARANTEE OF SIGNATURE(S)
                   (If required -- see Instructions 1 and 6)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                             (Please Type or Print)



Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)



Area Code and Telephone Number
---------------------------------------------------------------------------

Dated:
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    IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Private Notes tendered hereby are tendered (a) by the registered holder(s) of Private Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (b) or the account of a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by in Eligible Institution. Persons who are beneficial owners of Private Notes but are not the registered holder(s) and who seek to tender Private Notes for exchange should (i) contact the registered holder(s) of such Private Notes and instruct such registered holder(s) to tender on such beneficial owner's behalf,
(ii) obtain and include with this Letter of Transmittal, Private Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Private Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Private Notes for exchange prior to the Expiration Date. See Instruction 6.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR PRIVATE NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Private Notes are to be forwarded herewith. All physically delivered Private Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of this Letter of Transmittal, Private Notes and all other required documents to the Exchange Agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date, to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Private Notes tendered for exchange should be sent only to the Exchange Agent, not to the Company.

     A holder who desires to tender Private Notes for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Private Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     If holders desire to tender Private Notes for exchange pursuant to the Exchange Offer and (i) certificates representing such Private Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing Private Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Private Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     Pursuant to the guaranteed delivery procedures:

          (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, i.e., the Securities Transfer Agent's Medallion Program, the Stock Exchange's Medallion Program and the New York Stock Exchange's Medallion Signature Program);

          (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name(s) and address(es) of the registered holder(s) of such Private Notes, the certificate number(s) and the principal amount of Private Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Private Notes (or confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Private Notes in proper form for transfer (or confirmation of book-entry transfer of such Private Notes into the Exchange Agent's account with DTC as described above) and all other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

     All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Private Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Private Notes Tendered" above is adequate, the certificate numbers and principal amounts of Private Notes tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWAL OF TENDERS. A tender of Private Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must (i) specify the name of the person having tendered the Private Notes to be withdrawn (the "Depositor"), (ii) identify the Private Notes to be withdrawn (including the certificate number or numbers and principal amount of such Private Notes), (iii) specify the principal amount of Private Notes to be withdrawn, (iv) include a statement that such holder is withdrawing his election to have such Private Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Private Notes into the name of the person withdrawing the tender and (vi) specify the name in which any such Private Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Private Notes promptly following receipt of notice of withdrawal. If Private Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

     Any Private Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Private Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Private Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Private Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Private Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

     5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF PRIVATE NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of Private Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled "Description of Private Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the holders of Private Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

     6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the holder(s) of the Private Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Private Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the holder(s) of the Private Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Private Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Private Notes, the certificates representing such Private Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) the Private Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued or if any Private Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

     9. IRREGULARITIES. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Private Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Private Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Private Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Private Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Private Notes, or will incur any liability to registered holders of Private Notes for failure to give such notice.

     10. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus, and accept for exchange any Private Notes tendered.

     11. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a holder of Private Notes whose tendered Private Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN and an adequate basis for an exemption, such Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding at the applicable rate of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee generally must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days, backup withholding may apply until such Payee furnishes such Payee's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If Private Notes are held in more than one name or are not in the name of the beneficial owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain non-U.S. holders) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a non-U.S. holder to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

     12. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any holder of Private Notes whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

     IMPORTANT -- THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED PRIVATE NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                        PAYOR'S NAME: NATIONAL CITY BANK


       SUBSTITUTE         PART 1 -- PLEASE PROVIDE YOUR TIN IN
        FORM W-9          THE BOX AT RIGHT AND CERTIFY BY                        TIN:
                          SIGNING AND DATING BELOW.              ------------------------------------
                                                                      (Social Security Number or
                                                                    Employer Identification Number)
                          ----------------------------------------------------------------------------
                          PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT"
                          HERE
     DEPARTMENT OF        (SEE INSTRUCTIONS)
      THE TREASURY        -----------------------------------------------------------
INTERNAL REVENUE SERVICE  PART 3 -- CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1)
    PAYOR'S REQUEST       The number shown on this form is my correct TIN (or I am waiting for a
      FOR TAXPAYER        number to be issued to me), (2) I am not subject to backup withholding
     IDENTIFICATION       because: (a) I am exempt from backup withholding, or (b) I have not been
     NUMBER ("TIN")       notified by the Internal Revenue Service (the "IRS") that I am subject to
   AND CERTIFICATION      backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
                          Signature                                              Date
                          --------------------------------       ------------------------------------
                          Name
                          ----------------------------------------------------------------------------
                          Address
                          ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1
                           OF THE SUBSTITUTE FORM W-9



             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor may be required to withhold at the applicable rate of all reportable payments made to me thereafter until I provide a number.

               Signature:                    Date: -----------------------------------------------
  ---------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      AT THE APPLICABLE RATE OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.